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                                                                   EXHIBIT 99.16



                   Certification of Periodic Financial Reports

I, Jeffrey E. Curtiss, of Service Corporation International, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report on Form 10-K for the period ended December 31, 2002 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Service Corporation International.

Dated:  March 17, 2003



                                                   /s/ Jeffrey E. Curtiss
                                                   -----------------------------
                                                   Jeffrey E. Curtiss
                                                   Senior Vice President
                                                   Chief Financial Officer and
                                                   Treasurer